Exhibit 10.5

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS OR (c) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Number of Warrants:	[---------------]	Warrant No. _________
Date of Issuance:	[---------------]

WARRANTS TO PURCHASE COMMON SHARES OF

Q BIOMED INC.

(organized under the laws of Nevada)

This is to certify that for value received pursuant to that Securities Purchase Agreement entered into on [------------] between [------------] (the “Holder”) and Q BioMed Inc. (the "Corporation"), the Holder shall have the right to purchase from the Corporation, at any time and from time-to-time up to 5:00 p.m. (New York time) on the five (5) year anniversary of the issuance of this warrant (the "Expiry Time"), one fully paid and non-assessable Common Share (as hereinafter defined) for each Warrant (individually, a "Warrant") represented hereby at a price of US$1.50 per share (the "Exercise Price", as may be adjusted herein), upon and subject to the following terms and conditions:

1.            For the purpose of this Warrant, the term "Common Shares" means common shares in the capital of the Corporation as constituted on the date hereof; provided that in the event of a change, subdivision, re-division, reduction, combination or consolidation thereof or any other adjustment under clause 7 hereof, or such successive changes, subdivisions, re-divisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant Certificate, "Common Shares" shall thereafter mean the shares, other securities or other property resulting from such change, subdivision, re-division, reduction, combination or consolidation or other adjustment.

2.            All rights under any of the Warrants in respect of which the right of subscription and purchase therein not exercised shall wholly cease and determine and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.

3.            The right to purchase the Common Shares underlying the Warrants (the “Warrant Shares”) may only be exercised by the Holder before the Expiry Time by:

(1)	duly completing and executing a subscription substantially in the form attached hereto as Exhibit A, in the manner therein indicated; and

(2)	surrendering this Warrant Certificate and the duly completed and executed subscription form to the Corporation at the principal office of the Corporation in the City of New York, together with payment of the purchase price for the Common Shares subscribed for in the form of a wire transfer or a certified check payable to the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Common Shares subscribed for (“Aggregate Exercise Price”); or

(3)	subject to Section 7(c) or Section 7(d) herein, in the event the Holder desires to exercise the Warrant through the cashless mechanism as set forth herein it shall, in lieu of making the cash payment otherwise contemplated to be made to the Corporation upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the average closing bid price of the Common Shares for the ten (10) Trading Days immediately preceding the date of the applicable Exercise Notice (“Average Bid Price”).

C= the Exercise Price then in effect for the applicable Warrant shares at the time of such exercise.

4.            Upon such delivery and payment as aforesaid, the Corporation shall cause to be issued to the Holder the number of Common Shares to be issued and the Holder shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such Common Shares. The Corporation shall cause such certificate or certificates to be mailed to the Holder at the address or addresses specified in such subscription form within five (5) business days of such delivery and payment as herein provided.

5.            The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.

6.            The Corporation covenants and agrees that until the Expiry Time, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to clauses 7 and 8 hereof. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

7.	(a)	If and whenever at any time after the date hereof and prior to the Expiry Time the Corporation shall (i) subdivide, re-divide or change its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares, or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a "Common Share Reorganization"), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.

	(b)	If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation shall distribute any class of shares or rights, options or warrants or other securities (other than those referred to in 7(a) above), evidences of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of all or substantially all of its then outstanding Common Shares, the Holder shall receive, in addition to the number of the Common Shares in respect of which the right to purchase is then being exercised, the aggregate number of Common Shares or other securities or property that the Holder would have been entitled to receive as a result of such event, as if, on the record date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the rights of the Holder hereunder.

	(c)	If and whenever at any time after the date hereof and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Share Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation's undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), the Holder, conditioned that he has not exercised the right of subscription and purchase under this Warrant Certificate prior to the effective date of such Capital Reorganization, shall be entitled to receive and shall accept, upon the exercise of such right, on such date or any time thereafter, for the same aggregate consideration in lieu of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase less the aggregate Exercise Price per Warrant, the aggregate number of shares or other securities or property which the Holder would have been entitled to receive as a result of such Capital Reorganization as if, on the effective date thereof, he had been the registered holder of the number of Common Shares to which he was theretofore entitled to subscribe for and purchase.

(d)	At any time from six months from the date hereof until the Expiry Time that the Warrant Shares are not registered for resale with the U.S. Securities and Exchange Commission pursuant to an effective registration statement (and provided it is done in compliance with Section 3 of this Warrant), the Holder may elect to exercise all or a portion of the Warrant Shares represented by this Warrant by a Cashless Exercise.

8.            On the occurrence of each and every such event set out in clause 7, the applicable provisions of this Warrant, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

9.            The Corporation shall not be required to deliver certificates for Common Shares while the share transfer books of the Corporation are properly closed, having regard to the provisions of clause 7 hereof, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period delivery of certificates for Common Shares may be postponed for not more than five (5) days after the date of the re-opening of said share transfer books. Provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to clause 8 hereof as a result of the completion of the event in respect of which the transfer books were closed.

10.            Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder, director or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders, directors or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants.

11.            The Holder may subscribe for and purchase any lesser number of Common Shares than the number of shares expressed in this Warrant Certificate. In the case of any subscription for a lesser number of Common Shares than expressed in this Warrant Certificate, the Holder hereof shall be entitled to receive (upon surrender of this Warrant Certificate or delivery of an affidavit of loss of this Warrant Certificate) at no cost to the Holder a new Warrant Certificate in respect of the balance of Warrant not then exercised. Such new Warrant Certificate shall be mailed to the Holder by the Corporation, contemporaneously with the mailing of the certificate or certificates representing the Common Shares issued pursuant to clause 4.

12.            If this Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and sign and direct the Corporation's transfer agent to countersign a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.

13.            The Corporation shall keep at its principal office (or its transfer agent): (a) a register of holders in which shall be entered the names and addresses of the holders of the Warrants and of the number of Warrants held by them; and (b) a register of transfers in which shall be entered the date and other particulars of each transfer of Warrants. The registers hereinbefore referred to shall be open at all reasonable times for inspection by any Holder.

14.            Subject to compliance by the Holder with any applicable resale restrictions and any other applicable laws and regulatory requirements, the Corporation acknowledges and agrees that the Warrants evidenced hereby may be assigned or transferred by the Holder at the Holder's option. It is the sole responsibility of the Holder to ensure that all such restrictions, laws and regulatory requirements have been observed. Upon any assignment or transfer, the Holder shall furnish the Corporation with this Warrant Certificate and an Assignment Form in the form of Exhibit B attached hereto and such other documents and information regarding the transferee as the Corporation may reasonably require to register these Warrants in the name of the transferee and, upon satisfaction of such requirements, the Corporation shall execute and deliver a new Warrant Certificate in the name of the transferee named in such Warrant Transfer Form for the number of unexercised Warrants and this certificate shall be promptly cancelled.

15.            The transferee of a Warrant Certificate shall, after the transfer form attached to the Warrant Certificate or any other form of transfer acceptable to the Corporation, acting reasonably, is duly completed and the Warrant Certificate is lodged with the Corporation and upon compliance with all other conditions in that regard required by this Warrant, by the New York Stock Exchange or by law, be entitled to have his name entered on the register of holders as the owner of the Warrants represented thereby free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation or the transferee is required to take notice by statute or by order of a court of competent jurisdiction.

16.            Warrant Certificates may, upon compliance with the reasonable requirements of the Corporation, be exchanged for Warrant Certificates in any other denomination representing in the aggregate the same number of Warrants. The Corporation shall sign, all Warrant Certificates necessary to carry out the exchanges contemplated herein, provided that:

(1)	Warrant Certificates may be exchanged only at the principal office of the Corporation in the City of New York; any Warrant Certificates tendered for exchange shall be surrendered to the Corporation and cancelled; and

(2)	Except as otherwise herein provided, the Corporation may charge Holders requesting an exchange a reasonable sum for each new Warrant Certificate issued; and payment of such charges and reimbursement of the Corporation for any and all stamp taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

17.            The Corporation may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

18.            The Holder acknowledges that appropriate legends, as follows, will be placed upon certificates representing any securities issued on the exchange, assignment or exercise of the Warrants represented by this certificate until the hold period expires for the Warrants so represented hereby.

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, (A) TO THE CORPORATION, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS OR (C) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

19.            This Warrant shall be governed by the laws of the New York and the federal laws of the United States applicable herein.

20.            The Warrants represented by this certificate and the common shares issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"). The Warrants represented by this certificate may not be exercised by a U.S. person or person within the United States (or on behalf of any such person) unless registered under the U.S. Securities Act or unless an exemption from such registration is available.

IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

DATED this ___ day of _______ 2020.

Q BIOMED INC.

By:
Authorized Signing Officer

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

Q BIOMED INC.

The undersigned holder hereby exercises the right to purchase                   of the shares of Common Stock (“Warrant Shares”) of Q BioMed Inc., a Nevada corporation (the “Corporation”), evidenced by Warrant No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.            Form of Exercise Price. Subject to Section 7(c) or Section 7(d) of the Warrant, the Holder intends that payment of the Exercise Price shall be made as:

a “Cash Exercise” with respect to ______________ Warrant Shares; and/or a “Cashless Exercise” with respect to ___________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at      [a.m.][p.m.] on the date set forth below and (ii) if applicable, the Bid Price as of such time of execution of this Exercise Notice was $            .

2.      Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares, the Holder shall pay the Aggregate Exercise Price in the sum of $            to the Corporation in accordance with the terms of the Warrant.

3.            Delivery of Warrant Shares and Net Number of shares of Common Stock. The Company shall deliver to Holder, or its designee or agent as specified below, shares of Common Stock in respect of the exercise contemplated hereby. Delivery shall be made to Holder, or for its benefit, to the following address:

Date: ___________

Name of Registered Holder

By:
Name:
Title:

Account
Number:
(if shares are delivered by electronic book entry transfer)

Transaction Code
Number:
(if shares are delivered by electronic book entry transfer)

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Exercise Notice and hereby directs ______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _________, 20__, from the Corporation and acknowledged and agreed to by _______________.

Q BIOMED INC.

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT FORM

TO BE COMPLETED IF WARRANTS ARE TO BE ASSIGNED:

TO:	Q BioMed Inc.
[address]

The undersigned holder of the within Warrant certificate hereby sells, assigns and transfers to _____________________________________ [name of Transferee], _______________ [number of Warrants] of Q BioMed Inc. (the "Corporation") registered in the name of the undersigned on the records of the Corporation represented by the attached Warrant certificate and irrevocably appoints _____________________________, the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

DATED this __________ day of _____________________, 20_________.

Signature Guaranteed	Signature of Transferor

Certificate of Transferee

The undersigned certifies as follows (check one):

A	☐	submits herewith evidence that the transfer of Warrants to the undersigned does not require registration under the United States Securities Act of 19933, as amended, or any applicable securities laws, it being understood that such evidence must be satisfactory in form and substance to the Corporation.

B	☐	The undersigned hereby certifies that the undersigned is not in the United States, is not acquiring the Warrants for the account or benefit of a person in the United States, was not offered the Warrants in the United States and was not in the United States when it agreed to acquire the Warrants.

DATED this __________ day of ________________, 20_____.

Signature of Transferee

Notarized by:

Instructions:

a.	Signature of the Holder must be the signature of the person whose name appears on the face of the Warrant Certificate.

b.	If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

c.	Warrants shall only be transferable in accordance with applicable laws and are subject to the terms and conditions contained in the certificate to which this Warrant Transfer Form is scheduled.